NUVEEN ESG INTERNATIONAL DEVELOPED MARKETS EQUITY ETF

NUVEEN ESG EMERGING MARKETS EQUITY ETF

(each, a “Fund” and, together, the “Funds”)

SUPPLEMENT DATED JUNE 18, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Effective June 18, 2024, Lei Liao has retired and is no longer a portfolio manager of the Funds. Based on the foregoing, all references and information relating to Lei Liao are removed from each Fund’s Summary Prospectus and the Funds’ Prospectus. Philip James (Jim) Campagna will continue to serve as portfolio manager for each Fund.

Effective June 18, 2024, Nazar Romanyak and Darren Tran have been named as portfolio managers of each Fund. Accordingly, the following information supplements the “Portfolio Managers” description under the “Management” section of each Fund’s Summary Prospectus and the “Fund Management—Who Manages the Funds” section of the Funds’ Prospectus.

Nazar Romanyak, CFA is a Senior Director, Portfolio Manager at Teachers Advisors, LLC (“TAL”) (portfolio management of domestic and international large-, mid- and small-cap equity and REIT portfolios). He joined TAL in 2013 and has total industry experience since 2012.

Darren Tran, CFA is a Managing Director, Portfolio Manager at TAL (portfolio management of domestic and international large-, mid- and small-cap equity and REIT portfolios). He joined TAL in 2005 and has total industry experience since 2000.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

NGN-GIEQPRO-0624P